AMERICAFIRST LARGE CAP SHARE BUYBACK FUND Class A: SBQAX Class U: SBQUX Class I: SBQIX SUMMARY PROSPECTUS November 1, 2020

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://www.americafirstfunds.com/tools. You can also get this information at no cost by calling 1-877-217-8363, emailing info@afcm-quant.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus dated November 1, 2020, and statement of additional information, dated November 1, 2020 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, email address or phone number noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.americafirstfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Investment Objective: The Fund’s investment objective is to provide you with growth of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A and Class U shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 27 of the Fund’s Prospectus and in Purchase and Redemption of Shares on page 39 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class U	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	2.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.91%	1.95%	1.93%
Acquired Fund Fees and Expenses (1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.42%	4.21%	3.19%
Fee Waiver and Reimbursement (2)	(1.33)%	(1.40)%	(1.34)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.09%	2.81%	1.85%

(1) The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2) The Advisor and the Trust have entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive of any (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; (vi) legal fees; (vii) specialized pricing services, (viii) proxy costs not borne by the Advisor or another party, (ix) unusual or unanticipated audit costs, (x) change in service provider transition expenses, and (xi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) in order to limit annual fund operation expenses to 1.75%, 2.50% and 1.50% for Class A, Class U and Class I, respectively.  These expense limitations will remain in effect until at least October 31, 2020.  This agreement may be terminated by the Fund’s Board of Trustees on written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits and any expense limits in place at the time of the recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$701	$1,381	$2,082	$3,933
Class U	$527	$1,373	$2,232	$4,439
Class I	$188	$858	$1,553	$3,402

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 248.03% of the average value of the portfolio.

Principal Investment Strategies:

The Fund invests primarily in the common stocks of large capitalization domestic companies that have engaged in repurchasing a portion of the company’s outstanding shares over the last year. Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, in large capitalization companies, which the Advisor defines as companies with a market capitalization of $10 billion or more at the time of purchase, that have purchased their own stock over the last year. While the Fund will primarily invest in large capitalization companies, it may also invest in small or medium capitalization companies from time to time and when the large capitalization companies in which the Fund invests lose capitalization between purchase and rebalancing of the portfolio.

The Fund’s investment advisor, AmericaFirst Capital Management, LLC (the “Advisor”), applies fundamental, technical and/or valuation criteria to select from a universe of large capitalization companies that have purchased their own stock over the last twelve months. The Advisor analyses the companies based on market capitalizations, the size of their buyback ratio (the amount the company has bought back), and their risk-adjusted price momentum and value momentum.  The companies selected for the Fund’s portfolio remain in the portfolio until the portfolio is rebalanced. The portfolio is rebalanced as often as every four months in order to remove stocks that are no longer attractive or add stocks that have become attractive according to the investment criteria used by the Advisor, which could result in high portfolio turnover.

The Fund’s strategy is based on the premise that stocks of companies that purchase their own stock will perform well because share buybacks are a signal to the market that the management of a company believes the company’s shares are undervalued.

The Fund may also execute a portion of its equity strategy by investing in ETFs, including those with inverse market exposure and leveraged ETFs.  Inverse ETFs are designed to produce results opposite to market direction, which may serve to hedge portfolio investments.  Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark, such as the S&P 500 Index.  The Advisor does not rebalance inverse ETFs positions daily to adjust for daily changes in the reference index. Leveraged ETFs seek to use financial derivatives and debt to amplify the returns of an underlying index.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

•

Buyback Strategy Risk. The announcement of a share buyback and other selection criteria used in selecting portfolio securities may not be accurate predictors of future share performance. The Fund’s returns will be adversely affected if the Advisor selects stocks that subsequently decline in value.

•

ETF Risk.  When the Fund invests in an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the ETF.  Therefore, the Fund will incur higher expenses, many of which may be duplicative.  In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the funds).  The Fund has no control over the investments and related risks taken by the ETFs in which it invests.  Additionally, investments in ETFs are also subject to the following risks:  (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.

•

Inverse ETF Risk.  Inverse or “short” ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies.  Inverse ETFs contain all of the risks that regular ETFs present.  Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs.  Unexpected results include an Inverse ETF failing to rise in price despite a drop in the reference index.  Inverse ETFs may also be leveraged.  Inverse ETFs contain all of the risks that regular ETFs present.

•

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses.  Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

•

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

•

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

•

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

•

Small and Medium (Mid) Capitalization Stock Risk. The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

•

Stock Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.  Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity.  Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•

Stock Value Risk.  Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth.

•

Tracking Risk.  Investment in the Fund should be made with the understanding that the acquired funds, such as ETFs, in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.

•

Turnover Risk.  Because the Fund will rebalance its holdings at least every four months, the Fund may have high portfolio turnover rates (significantly in excess of 100%). Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund’s inception.  The sales charge is not reflected in the bar chart, and if it were, returns would be less than those shown.  The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-877-217-8363.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	Mar-19	14.36%
Worst Quarter:	Dec-18	-13.82%

The year-to-date return as of the most recent calendar quarter which ended September 30, 2020 was -8.49%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2019)

Class A Shares	One Year	Since Inception(1)
Return before taxes	16.00%	7.45%
Return after taxes on distributions	16.00%	6.62%
Return after taxes on distributions and sale of Fund shares	9.47%	5.39%
Class I Shares
Return before taxes	22.47%	10.04%
Class U Shares
Return before taxes	21.23%	8.78%
S&P 500 Buyback Index (2) (reflects no deduction for fees, expenses, or taxes)	32.37%	14.09%
S&P 500 Index (3) (reflects no deduction for fees, expenses, or taxes)	31.49%	15.01%

(1)

The inception date of the Fund’s shares is January 31, 2017.

(2)

The S&P 500 Buyback Index is composed of the top 100 stocks with the highest buyback ratios in the S&P 500 Index.  The Fund has adopted this index as its primary broad based securities market index because Fund management believes it aligns more closely with the asset composition of the Fund.

(2)

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for only one Class and after-tax returns for other Classes will vary.

Advisor:  AmericaFirst Capital Management, LLC is the Fund’s investment advisor.

Portfolio Manager:  Rick Gonsalves, the co-founder and President of the Advisor, serves as the Fund’s Portfolio Manager.  He has served the Fund in this capacity since the Fund commenced operations in 2017.

Purchase and Sale of Fund Shares:  For Class A and Class U shares, the minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. For Class I shares, the minimum initial investment is $1,000,000.  The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through an individual retirement account or a tax-exempt plan.  If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.